FILED PURSUANT TO 4245(C)
                                                      REGISTRATION NO. 333-42391

PROSPECTUS SUPPLEMENT NO. 1
(TO PROSPECTUS DATED APRIL 7, 1998)


                            EMPIRE OF CAROLINA, INC.
                            (A Delaware Corporation)

                          Common Stock ($.10 par value)
                             up to 27,250,000 shares

                    Series A Preferred Stock ($.01 par value)
                        up to 2,100,000 Preferred Shares

                         Common Stock Purchase Warrants
                             up to 10,200,000 shares

      Empire of Carolina, Inc. filed a Prospectus on April 7, 1998 registering up to 27,250,000 shares of Common Stock, 2,100,000 shares of Series A Preferred Stock and 10,200,000 Common Stock Purchase Warrants. EMP Associates, LLC was listed as a selling shareholder in that Prospectus. This Prospectus Supplement is being filed to list the individual members of EMP Associates, LLC as additional Selling Securityholders pursuant to the April 7, 1998 Prospectus.

      This Prospectus Supplement supplements certain information contained in the April 7 Prospectus. That Prospectus related to the offer and sale by the Securityholders of securities including: (a) shares of Common Stock (namely, the Series A Conversion Shares, the Warrant Shares and the Buddy L Shares), (b) Shares of Series A Preferred Stock; and (c) Warrants.

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|  This Prospectus Supplement is not complete without, and may not be         |
|  delivered or utilized except in connection with, the Prospectus dated      |
|  April 7, 1998, including any amendments or supplements thereto.            |
|  Capitalized terms used herein but not defined have the meanings assigned   |
|  to such terms in the Prospectus dated April 7, 1998.                       |
-------------------------------------------------------------------------------

      The following table lists (a) the names of each of the members of EMP Associates, LLC, who are being added to the Prospectus as Selling Securityholders, (b) the Securities beneficially owned by each prior to the Offering and (c) the number of Securities that may be offered for the account of such Selling Securityholders under the Prospectus. The information contained in the table assumes that no Securities have been sold since the date that the members of EMP Associates, LLC provided this information to us.



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=========================================================================================
                           SELLING SECURITYHOLDERS SUPPLEMENT
-----------------------------------------------------------------------------------------
                                 Securities Beneficially Owned
Selling Securityholder           Prior to the Offering*         Securities to Be Sold**
-----------------------------------------------------------------------------------------
Transactions and Financing, Inc.
-----------------------------------------------------------------------------------------
Common Stock                     232,000                        232,000
-----------------------------------------------------------------------------------------
Series A Preferred Stock          20,000                         20,000
-----------------------------------------------------------------------------------------
Warrants                          72,000                         72,000
-----------------------------------------------------------------------------------------
Comefrombehind, Inc.
-----------------------------------------------------------------------------------------
Common Stock                      23,200                         23,200
-----------------------------------------------------------------------------------------
Series A Preferred Stock           2,000                          2,000
-----------------------------------------------------------------------------------------
Warrants                           7,200                          7,200
-----------------------------------------------------------------------------------------
Charles Passerman
-----------------------------------------------------------------------------------------
Common Stock                      29,000                         29,000
-----------------------------------------------------------------------------------------
Series A Preferred Stock           2,500                          2,500
-----------------------------------------------------------------------------------------
Warrants                           9,000                          9,000
-----------------------------------------------------------------------------------------
David Passerman
-----------------------------------------------------------------------------------------
Common Stock                      29,000                         29,000
-----------------------------------------------------------------------------------------
Series A Preferred Stock           2,500                          2,500
-----------------------------------------------------------------------------------------
Warrants                           9,000                          9,000
-----------------------------------------------------------------------------------------
Steve Passerman
-----------------------------------------------------------------------------------------
Common Stock                      29,000                         29,000
-----------------------------------------------------------------------------------------
Series A Preferred Stock           2,500                          2,500
-----------------------------------------------------------------------------------------
Warrants                           9,000                          9,000
-----------------------------------------------------------------------------------------
Roger Lipton
-----------------------------------------------------------------------------------------
Common Stock                       5,070                          5,070
-----------------------------------------------------------------------------------------
Series A Preferred Stock           0                              0
-----------------------------------------------------------------------------------------
Warrants                           5,070                          5,070
-----------------------------------------------------------------------------------------
Mark Martino
-----------------------------------------------------------------------------------------
Common Stock                      53,538                         53,538
-----------------------------------------------------------------------------------------
Series A Preferred Stock           0                              0
-----------------------------------------------------------------------------------------
Warrants                          53,538                         53,538

=========================================================================================
                           SELLING SECURITYHOLDERS SUPPLEMENT
-----------------------------------------------------------------------------------------
                                 Securities Beneficially Owned
Selling Securityholder           Prior to the Offering*         Securities to Be Sold**
-----------------------------------------------------------------------------------------
Sean Dalton
-----------------------------------------------------------------------------------------
Common Stock                      62,645                         62,645
-----------------------------------------------------------------------------------------
Series A Preferred Stock           0                              0
-----------------------------------------------------------------------------------------
Warrants                          62,645                         62,645
-----------------------------------------------------------------------------------------
Maya Trust
-----------------------------------------------------------------------------------------
Common Stock                      58,000                         58,000
-----------------------------------------------------------------------------------------
Series A Preferred Stock           5,000                          5,000
-----------------------------------------------------------------------------------------
Warrants                          18,000                         18,000
-----------------------------------------------------------------------------------------
David Gorman
-----------------------------------------------------------------------------------------
Common Stock                         704                            704
-----------------------------------------------------------------------------------------
Series A Preferred Stock           0                              0
-----------------------------------------------------------------------------------------
Warrants                             704                            704
-----------------------------------------------------------------------------------------
Martin Vulliez
-----------------------------------------------------------------------------------------
Common Stock                      15,000                         15,000
-----------------------------------------------------------------------------------------
Series A Preferred Stock           0                              0
-----------------------------------------------------------------------------------------
Warrants                          15,000                         15,000
-----------------------------------------------------------------------------------------
Medusa Capital S.A.
-----------------------------------------------------------------------------------------
Common Stock                     232,000                        232,000
-----------------------------------------------------------------------------------------
Series A Preferred Stock          20,000                         20,000
-----------------------------------------------------------------------------------------
Warrants                          72,000                         72,000
-----------------------------------------------------------------------------------------
Edmund C. Monell, Jr.
-----------------------------------------------------------------------------------------
Common Stock                     348,000                        348,000
-----------------------------------------------------------------------------------------
Series A Preferred Stock          30,000                         30,000
-----------------------------------------------------------------------------------------
Warrants                         108,000                        108,000
-----------------------------------------------------------------------------------------
Summit Capital Associates, Inc.
-----------------------------------------------------------------------------------------
Common Stock                     389,031                        389,031
-----------------------------------------------------------------------------------------
Series A Preferred Stock           7,500                          7,500
-----------------------------------------------------------------------------------------
Warrants                         329,031                        329,031


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


=========================================================================================
                           SELLING SECURITYHOLDERS SUPPLEMENT
-----------------------------------------------------------------------------------------
                                 Securities Beneficially Owned
Selling Securityholder           Prior to the Offering*         Securities to Be Sold**
-----------------------------------------------------------------------------------------
Little Wing, LP
-----------------------------------------------------------------------------------------
Common Stock                     373,210                        232,000
-----------------------------------------------------------------------------------------
Series A Preferred Stock          35,690                         20,000
-----------------------------------------------------------------------------------------
Warrants                          87,690                         72,000
-----------------------------------------------------------------------------------------
Steve Maritz
-----------------------------------------------------------------------------------------
Common Stock                     232,000                        232,000
-----------------------------------------------------------------------------------------
Series A Preferred Stock          20,000                         20,000
-----------------------------------------------------------------------------------------
Warrants                          72,000                         72,000
-----------------------------------------------------------------------------------------
Robert R. Santangelo
-----------------------------------------------------------------------------------------
Common Stock                      87,000                         87,000
-----------------------------------------------------------------------------------------
Series A Preferred Stock           7,500                          7,500
-----------------------------------------------------------------------------------------
Warrants                          27,000                         27,000
-----------------------------------------------------------------------------------------
Francis R. Santangelo
-----------------------------------------------------------------------------------------
Common Stock                      87,000                         87,000
-----------------------------------------------------------------------------------------
Series A Preferred Stock           7,500                          7,500
-----------------------------------------------------------------------------------------
Warrants                          27,000                         27,000
-----------------------------------------------------------------------------------------
Nicky Borcea IRA R/O
-----------------------------------------------------------------------------------------
Common Stock                     121,000                        121,800
-----------------------------------------------------------------------------------------
Series A Preferred Stock          10,500                         10,500
-----------------------------------------------------------------------------------------
Warrants                          37,800                         37,800
-----------------------------------------------------------------------------------------
F. Tyler Johnson
-----------------------------------------------------------------------------------------
Common Stock                      58,000                         58,000
-----------------------------------------------------------------------------------------
Series A Preferred Stock           5,000                          5,000
-----------------------------------------------------------------------------------------
Warrants                          18,000                         18,000
-----------------------------------------------------------------------------------------
OTA Limited Partnership
-----------------------------------------------------------------------------------------
Common Stock                     435,000                        435,000
-----------------------------------------------------------------------------------------
Series A Preferred Stock          37,500                         37,500
-----------------------------------------------------------------------------------------
Warrants                         135,000                        135,000

=========================================================================================
                           SELLING SECURITYHOLDERS SUPPLEMENT
-----------------------------------------------------------------------------------------
                                 Securities Beneficially Owned
Selling Securityholder           Prior to the Offering*         Securities to Be Sold**
-----------------------------------------------------------------------------------------
Jack L. Parker
-----------------------------------------------------------------------------------------
Common Stock                      58,000                         58,000
-----------------------------------------------------------------------------------------
Series A Preferred Stock           5,000                          5,000
-----------------------------------------------------------------------------------------
Warrants                          18,000                         18,000
-----------------------------------------------------------------------------------------
Wendy Church
-----------------------------------------------------------------------------------------
Common Stock                      87,000                         87,000
-----------------------------------------------------------------------------------------
Series A Preferred Stock           7,500                          7,500
-----------------------------------------------------------------------------------------
Warrants                          27,000                         27,000
-----------------------------------------------------------------------------------------
William A. Barnett, Jr.
-----------------------------------------------------------------------------------------
Common Stock                      87,000                         87,000
-----------------------------------------------------------------------------------------
Series A Preferred Stock           7,500                          7,500
-----------------------------------------------------------------------------------------
Warrants                          27,000                         27,000
-----------------------------------------------------------------------------------------
Stephen Gravereaux
-----------------------------------------------------------------------------------------
Common Stock                      58,000                         58,000
-----------------------------------------------------------------------------------------
Series A Preferred Stock           5,000                          5,000
-----------------------------------------------------------------------------------------
Warrants                          18,000                         18,000
-----------------------------------------------------------------------------------------
Howmedica Reynoldson
-----------------------------------------------------------------------------------------
Common Stock                      58,000                         58,000
-----------------------------------------------------------------------------------------
Series A Preferred Stock           5,000                          5,000
-----------------------------------------------------------------------------------------
Warrants                          18,000                         18,000
=========================================================================================

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            The date of this Prospectus Supplement is November 17, 1998.

                                       -5-